UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 3, 2026
Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation of the United States	000-51999	42-6000149
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Locust Street
Des Moines, Iowa	50309
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	515-412-2100

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if they registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Certain Member and Independent Directors

On November 5, 2026, the Federal Home Loan Bank of Des Moines (“Bank”) declared certain individuals elected in the Bank’s 2026 election of directors (the “2026 Director Election”) with each term to commence January 1, 2027. The Bank’s board of directors (“Board”) is comprised of member directors and independent directors who are elected by the Bank’s members, as discussed under “Item 10 - Directors, Executive Officers, and Corporate Governance” of the Bank’s 2025 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 10, 2026 (the “2025 Annual Report”).

After reviewing the results of the 2026 Director Election, the Bank declared the following individuals elected as member directors:

Mr. Chris Loseth, President and Chief Executive Officer of Potlatch No. 1 Financial Credit Union, in Lewiston, Idaho was elected to fill the member directorship designated for the State of Idaho for a four-year term ending December 31, 2030.

Mr. Karl Bollingberg, Director of Cornerstone Bank in Fargo, North Dakota was re-elected to fill the member directorship designated for the State of North Dakota for a four-year term ending December 31, 2030. Mr. Bollingberg currently serves as Chair of the Board of Directors and Chair of the Executive and Governance Committee.

Ms. Kim DeVore, President and Chief Executive Officer of Jonah Bank of Wyoming in Casper, Wyoming was re-elected to fill the member directorship designated for the State of Wyoming for a four-year term ending December 31, 2030. Ms. DeVore currently serves as a member of the Finance and Housing and Community Investment Committees and is Vice Chair of the Member Committee.

With respect to the election of Mr. Bollingberg and Ms. DeVore, the Bank issued a Current Report on Form 8-K on August 25, 2026, announcing that Mr. Bollingberg and Ms. DeVore were the only eligible candidates who chose to stand for election in their respective states and were therefore declared elected pursuant to applicable regulations of the Federal Housing Finance Agency (the “Finance Agency”).

In addition, after reviewing the results of the 2026 Director Election, the Bank declared the following individuals elected as independent directors:

Ms. Tawney Brunsch, Executive Director of Lakota Funds in Kyle, South Dakota was elected to fill a public interest independent directorship for a four-year term ending December 31, 2030.

Ms. Wan-Chong Kung of Eden Prairie, Minnesota was re-elected to fill an independent directorship for a four-year term ending December 31, 2030. Ms. Kung currently serves as a member of the Executive and Governance Committee, Technology Committee and is Chair of the Finance Committee.

The 2027 Board committees on which the above individuals will be named to serve have not yet been determined as of the date of this filing. For 2027, the Board is expected to be compensated in accordance with the 2027 Director Fee Policy, which has not yet been adopted.

Legal Framework for Director Election

The 2026 Director Election took place in accordance with the rules governing the election of Federal Home Loan Bank directors specified in the Federal Home Loan Bank Act of 1932, as amended (the “Bank Act”), and the related Finance Agency regulations. For a description of the Bank’s director election process, see “Item 10 - Directors, Executive Officers, and Corporate Governance” of the 2025 Annual Report.

Certain Relationships, Related Transactions, and Director Independence

Pursuant to the Bank Act and Finance Agency regulations, the Bank’s member directors serve as officers or directors of a member of the Bank. The Bank is a cooperative and conducts business primarily with its members, who are required to own capital stock in the Bank as a prerequisite to transacting certain business with the Bank. Subject to the Bank Act and Finance Agency regulations, the Bank also issues consolidated obligations through the Office of Finance, maintains a portfolio of short and long-term investments, enters into derivative transactions, and provides certain cash management and other services — in each case, with members, housing associates, or other third parties of which directors may serve as officers or directors. All such transactions are made in the ordinary course of the Bank’s business and are subject to the same Bank policies as transactions with the Bank’s members, housing associates, and third parties generally. For further information, see “Item 13 - Certain Relationships and Related Transactions, and Director Independence” of the 2025 Annual Report.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 3, 2026, the Bank tallied the voting results for the 2026 Director Election. Complete voting results are included in the member announcement attached as Exhibit 99.1 to this Current Report, and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 5, 2026, the Bank issued an announcement to its members concerning the information described in this Current Report. The announcement is attached as Exhibit 99.1 to this Current Report. The information set forth under Items 5.02 and 5.07 is also furnished pursuant to this Item 7.01.

The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number 99.1 Member Announcement and Director Election Results, dated November 5, 2026, issued by the Bank

Exhibit Number 104 Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

November 5, 2026	By:	/s/ Robert W. Dixon

Name: Robert W. Dixon
Title: Chief Legal and Compliance Officer